--------------------------------------------------------------------------------
COLONIAL INVESTMENT GRADE MUNICIPAL TRUST        ANNUAL REPORT
--------------------------------------------------------------------------------
November 30, 2000

[GRAPHIC OMITTED]

PRESIDENT'S MESSAGE

DEAR SHAREHOLDER:

I am pleased to present to you the annual report for the Colonial Investment Grade Municipal Trust for the 12-month period which ended on November 30, 2000.

We have seen two distinct cycles in the bond market over the past 12 months. During the first half of the year, the economy was continuing its rapid growth. Consumer confidence and spending were at high levels. Productivity increases offset rising labor and production costs. However, the shadow looming over this period was OPEC's response to the global demand for oil. OPEC's cut in production levels raised oil prices and contributed to an increase in the rate of inflation. The Federal Reserve Board, continuing with its efforts to engineer a slowing of domestic growth, raised interest rates in order to stave off inflation. ~It was a volatile time for the municipal bond market. The second half of the year, however, was markedly different.

Economic indicators reflected a slowing in the domestic economy. Housing starts were at their lowest levels in two years. Auto manufacturers announced cuts in production. There were also signs of a decline in consumer and capital spending levels for this period. In this environment of declining economic growth, the bond market stabilized. Municipals, for the most part, mirrored Treasury securities and rallied as yields declined.

Although neither a declining inflation rate -- which has remained on a steady downward slope since the first quarter of this year -- nor a slowdown in economic activity prompted the Federal Reserve to cut interest rates before the end of 1999. When indicators revealed that the economy was slowing faster than expected, the Federal Reserve responded by~cutting its benchmark interest rate by one half of a percentage point on January 4, 2001.

The following report will provide you with specific information about the Fund's~performance and the strategies used by your Fund's portfolio manager during this period. Thank you for choosing Colonial Investment Grade Municipal Trust and for giving us the opportunity to serve your investment needs.

Sincerely,

/s/ Stephen E. Gibson

Stephen E. Gibson
President
January 11, 2001

Not FDIC   May Lose Value
Insured    No Bank Guarantee

Because market and economic conditions change frequently, there can be no assurance that the trends described above or on the~following pages will continue or come to pass.

-------------------------------------------------------------------------------
PORTFOLIO MANAGER'S REPORT
-------------------------------------------------------------------------------

FUND PERFORMANCE
For the 12-month period which ended on November 30, 2000, the Colonial Investment Grade Municipal Trust performed better than its benchmark index. The Fund returned 9.36% at net asset value (NAV) compared to an 8.18% return for the Lehman Brothers Municipal Bond Index. The Lehman Brothers Municipal Bond Index is an unmanaged index and does not have fees or expenses. Neither the public nor institutions can invest in this index.

LITTLE BENEFIT GAINED FROM FAVORABLE ENVIRONMENT
Our significant holdings of high yield securities hurt the Fund's performance, which~otherwise would have been stronger. Overall performance in the high yield market was poor for two reasons. The health care industry continued to suffer from cutbacks in~federal Medicaid payments as mandated in the Balanced Budget Act of 1997. These~cutbacks contributed to the erosion of issuers' margins, especially in the hospital industry. Also, as the economy begins to slow, we are seeing a weakening in the performance of bonds in economically sensitive sectors (for example, industrial development bonds, and bonds issued by taxable corporations and smaller utilities). However, we still believe that attractive investment opportunities are available in the high yield sector and we will attempt to selectively add these securities to the portfolio.

Also, during the latter half of the year, one of our strategies for improving the Fund's~performance was to increase the sensitivity of some of the Fund's holdings to changing interest rates. We attempted this, in part, by increasing the position of zero coupon bonds. By definition, zero coupon bonds (or zeros) are debt securities that do not pay interest on a current basis but all at maturity. Since zeros are traditionally sold at a deep discount to make up for the absence of these interest payments, when interest rates decline, the value of these bonds increases. By adding zeros, we believe the Fund might perform better in a declining interest rate environment.

OUTLOOK
The economic indicators are suggesting that domestic economic growth is slowing. The advance report on the gross domestic product for the third quarter of 2000 announced a growth rate of 3.1% (excluding government spending) which was lower than expected.


12-MONTH CUMULATIVE TOTAL
RETURNS, ASSUMING REINVESTMENT
OF ALL DISTRIBUTIONS FOR THE
PERIOD ENDED 11/30/00

NAV                                 9.36%
-----------------------------------------
Market Price                        5.20%
-----------------------------------------

DISTRIBUTIONS DECLARED
PER COMMON SHARE
12/1/99 - 11/30/00                 $0.604
-----------------------------------------
Price per share as of 11/30/00

NAV                                $10.55
-----------------------------------------
Market Price                        $8.92
-----------------------------------------

A portion of the Fund's income may be subject to the alternative minimum tax. The Fund may at times purchase tax-exempt securities at a discount. Some or all of this discount may be included in the Fund's ordinary income, and is~taxable when distributed.


TOP 5 INDUSTRY SECTORS 11/30/00

Local GO's                          16.2%
-----------------------------------------
Hospital                            12.3%
-----------------------------------------
Education                            8.9%
-----------------------------------------
State Appropriate                    7.4%
-----------------------------------------
Toll Facility 5.2%

QUALITY BREAKDOWN
AS OF 11/30/00

AAA                                 58.5%
-----------------------------------------
AA                                  12.8%
-----------------------------------------
A                                   10.3%
-----------------------------------------
BBB                                  8.8%
-----------------------------------------
BB                                   0.3%
-----------------------------------------
Non-rated                            8.9%
-----------------------------------------
Cash equivalents                     0.4%
-----------------------------------------

Quality breakdowns are calculated as a percentage of total investments, including short-term obligations. Ratings shown in the quality~breakdown represent the highest~rating assigned to a particular bond~by one of the following nationally~recognized rating agencies:~Standard & Poor's Corporation, Moody's Investors Service, Inc. or Fitch Investors Service, Inc.

Sector breakdowns are calculated as a percentage of net assets.

Because the Fund is actively managed, there can be no guarantee the Fund will continue to maintain these quality breakdowns or invest in these sectors in the future.


Retail sales and labor statistics are considerably softer.
Capital spending will likely decrease in the months ahead. Although high earlier this year, energy prices have dipped slightly. The rate of inflation -- always of great concern to the Federal Reserve Board -- has been declining steadily throughout the year. To prevent the economy from stalling, the Federal Reserve cut its short-term interest rate by one half of a percentage in the beginning of 2001. This decrease in interest rates should have a positive effect on the bond market. The Fund is well positioned for a stronger bond market.

/s/ William C. Loring, Jr.

William C. Loring, Jr., the portfolio manager of the Colonial Investment Grade Municipal Trust, is a~senior vice president of Colonial Management Associates, Inc., the Advisor.

The Fund involves certain risks, such as credit risks associated with lower-rated bonds and changes in interest rates.~High-yield municipal bond investing carries increased credit risks.



      PERFORMANCE OF THE FUND AND THE LEHMAN BROTHERS MUNICIPAL BOND INDEX
                               12/1/99 - 11/30/00

Colonial Investment Grade Municipal Trust             9.36%
Lehman Brothers Municipal Bond Index                  8.18%


The Lehman Brothers Municipal Bond Index is a broad-based, unmanaged index that tracks the performance of the municipal bond market. Unlike mutual funds, indexes are not investments and do not incur fees or expenses. It is not possible to invest directly in an index.

------------------------------------------------------------------------------------------------
INVESTMENT PORTFOLIO
------------------------------------------------------------------------------------------------
November 30, 2000
(In Thousands)

MUNICIPAL BONDS - 97.8%                                                        PAR         VALUE
------------------------------------------------------------------------------------------------
EDUCATION - 9.8%
EDUCATION - 8.9%
AL University of South Alabama, Series 1999,
  (a) 11/15/18                                                            $  2,500      $    914
CA State Educational Facilities Authority, Santa Clara University,
  Series 1996,
  5.000% 09/01/15 (f)                                                          800           848
IL Chicago, State University Auxiliary Facilities, Series 1998,
  5.500% 12/01/23                                                            1,085         1,093
MA State College Building Authority,
  Series 1999 A,
  (a) 5/01/23                                                                2,710           779
MA State Health & Educational Facilities Authority, Brandeis
  University,
  Series 1998 I,
  4.750% 10/01/28                                                            2,550         2,234
MA State Industrial Finance Agency, Tabor Academy, Series 1998,
  5.400% 12/01/28                                                            1,000           916
MN Univeristy of Minnesota:
  Series 1996 A,
  5.750% 07/01/14                                                              500           534
  Series 1999 A,
  5.500% 07/01/21 (f)                                                        2,000         2,045
MO State Health & Educational Facilities Authority, Central Institute
  for the Deaf, Series 1999,
  5.850% 01/01/22                                                              600           608
NY St. Lawrence County Industrial Development Agency, St. Lawrence
  University, Series 1998 A,
  5.500% 07/01/13                                                            1,465         1,512
TX Texas Tech University, Series 1999,
  5.000% 02/15/29                                                            5,000         4,583
                                                                                        --------
                                                                                          16,066
                                                                                        --------
STUDENT LOAN - 0.9%
NE Nebhelp, Inc., Series 1993 A-6,
  6.450% 06/01/18                                                            1,500         1,653
                                                                                        --------

------------------------------------------------------------------------------------------------
HEALTHCARE - 15.2%
HOSPITAL - 12.3%
AZ Maricopa County Industrial Development Authority:
  Mayo Clinic Hospital, Series 1998,
  5.250% 11/15/37                                                            3,000         2,806
  National Health Facilities II Project,
  5.100% 01/01/33                                                            2,500         2,236
FL Orange County Health Facilities Authority, Orlando Regional
  Healthcare System:
  Series 1996 C,
  6.250% 10/01/13                                                            1,740         1,946
  Series 1996 C,
  6.250% 10/01/13                                                              720           800
  Series 1999,
  6.000% 10/01/26                                                              175           173
IL Health Facility Authority, Series 1992 B, IFRN (variable rate)
  9.140% 05/01/21                                                              700           741
IL Southwestern Illinois Development Authority, Anderson Hospital,
  Series 1999,
  5.375% 08/15/15                                                              380           319
IL State Development Finance Authority, Adventist Health System,
  Series 1999,
  5.500% 11/15/20                                                            1,000           843
IL State Health Facilities Authority, Swedish American Hospital,
  Series 2000,
  6.875% 11/15/30                                                              500           506
LA Jefferson Parish Hospital Service District 2, Series 1998,
  5.250% 07/01/12                                                            1,000         1,015
LA State Public Facilities Authority, Touro Infirmary, Series 1999,
  5.625% 08/15/29                                                              500           438
MA State Health & Educational Facilities Authority, South Shore
  Hospital, Series 1999 F,
  5.750% 07/01/29                                                            1,000           896
MD State Health & Educational Facilities Authority, University of
  Maryland Medical System,
  6.750% 07/01/30                                                              250           258
MI Flint Hospital Building Authority, Hurley Medical Center, Series
  1998 B,
  5.375% 07/01/28                                                              500           362
NC State Medical Care Commission, Gaston Health Care, Series 1998,
  5.000% 02/15/29                                                            5,000         4,311
NH Higher Educational and Health Facilities Catholic Medical Center,
  Series 1989,
  6.000% 07/01/17                                                            2,500         2,365
NV Henderson, Catholic Healthcare West, Series 1999 A,
  6.750% 07/01/20                                                              500           502
TN Metropolitan Government, Nashville & Davidson Counties, Meharry
  Medical College, Series 1996,
  6.000% 12/01/16                                                            1,575         1,702
                                                                                        --------
                                                                                          22,219
                                                                                        --------
INTERMEDIATE CARE FACILITIES - 0.2%
IL State Development Finance Authority, Hoosier Care, Inc., Series
  1999 A,
  7.125% 06/01/34                                                              490           438
                                                                                        --------
NURSING HOME - 2.7%
CO Health Care Facilities Authority Pioneer Health Care Series 1989,
  10.500% 05/01/19                                                           1,685         1,675
DE State Economic Development Authority, Churchman Village Project,
  Series A,
  10.000% 03/01/21                                                             950         1,084
FL Escambia County, Beverly Enterprises - Florida, Inc., Series 1985,
  9.800% 06/01/11                                                              165           170
PA Chester County Industrial Development, Pennsylvania Nursing Home,
  Inc.,
  Series 1989,
  10.125% 05/01/19 (b)                                                       1,204           722
PA Delaware County Authority, Main Line and Haverford Nursing, Series
  1992,
  9.000% 08/01/22                                                              580           607
WI State Health & Educational Facilities Authority, Metro Health
  Foundation, Inc., Series 1993,
  10.000% 11/01/22 (b)                                                       1,300           689
                                                                                        --------
                                                                                           4,947
                                                                                        --------

------------------------------------------------------------------------------------------------
HOUSING - 3.7%
ASSISTED LIVING/SENIOR - 0.3%
TX Bell County Health Facilities Development Corp., Care
  Institutions, Inc.,
  9.000% 11/01/24                                                              490           522
                                                                                        --------
MULTI-FAMILY - 2.1%
FL Broward County Housing Finance Authority, Chaves Lake Apartment
  Project, Series 2000,
  7.500% 07/01/40                                                              500           506
FL Clay County Housing Finance Authority, Madison Commons Apartments,
  Series 2000 A,
  7.450% 07/01/40                                                              250           253
MN White Bear Lake, Birch Lake Townhome Project, Series 1989 A,
  10.250% 07/15/19                                                             775           804
  Series 1989 B,
  (a) 07/15/19 (c)                                                             700           283
Resolution Trust Corp., Pass Through Certificates, Series 1993 A,
  9.250% 12/01/16 (d)                                                        1,891         1,899
                                                                                        --------
                                                                                           3,745
                                                                                        --------
SINGLE FAMILY - 1.3%
CO State Housing Finance Authority,
  Series 2000 B 2,
  7.250% 10/01/31                                                              500           572
IL Chicago, Series 2000 A,
  7.150% 09/01/31                                                              500           567
LA Louisiana Housing Finance Agency, Residual Lien Mortgage, Series
  1992,
  7.375% 09/01/13                                                              195           199
OH State Housing Finance Agency,
  Series B 4,
  9.162% 03/31/31                                                              915           961
                                                                                        --------
                                                                                           2,299
                                                                                        --------
INDUSTRIAL - 2.6%
FOREST PRODUCTS - 1.9%
IN Jasper County, Georgia Pacific Corp., Series 2000,
  6.700% 04/01/29                                                            1,000           949
MN International Falls, Boise Cascade Corp., Series 1999,
  6.850% 12/01/29                                                            1,000           996
VA Bedford County Industrial Development Authority Nekoosa Packaging
  Corp.,
  Series 1999 A,
  6.550% 12/01/25                                                            1,500         1,426
                                                                                        --------
                                                                                           3,371
                                                                                        --------
MANUFACTURING - 0.7%
MN Brooklyn Park, TL Systems Corp., Series 1991,
  10.000% 09/01/16                                                             860           962
MO State Development Finance Board, Proctor & Gamble Co., Series
  1999,
  5.200% 03/15/29                                                              250           236
                                                                                        --------
                                                                                           1,198
                                                                                        --------
METALS & MINING - 0.0%
VA Peninsula Ports Authority, Ziegler Coal Project, Series 1997,
  6.900% 05/02/22 (g)                                                          500            75
                                                                                        --------

------------------------------------------------------------------------------------------------
OTHER - 5.1%
POOL/BOND BANK - 0.1%
FL State Municipal Loan Council, Series 2000 A,
  (a) 04/01/21                                                                 520           165
                                                                                        --------
REFUNDED/ESCROWED (d) - 5.0%
CA Contra Costa County Public Financing Authority, Series 1992 A,
  7.100% 08/01/22                                                              635           679
CA San Joaquin Hills Transportation Corridor Agency, Series 1993,
  (a) 01/01/23                                                               5,250         1,534
CA State, Series 1995,
  5.750% 03/01/19                                                            1,930         2,069
CO Denver City and County Airport,
  Series B,
  7.250% 11/15/23                                                              205           219
DC Hospital, Washington Hospital Center, Series 1990 A,
  8.750% 01/01/15                                                              615           630
DE State Economic Development Authority, Riverside Hospital, Series
  1992 A,
  9.500% 01/01/22                                                              225           261
FL Clearwater Housing Authority, Hampton Apartments, Series 1994,
  8.250% 05/01/24                                                              690           777
MI Wayne County Building Authority,
  Series 1992 A,
  8.000% 03/01/17                                                              250           265
MN Mille Lacs Capital Improvement Authority, Mille Lacs Band of
  Chippewa, Series 1992 A,
  9.250% 11/01/12                                                              225           248
NC Lincoln County, Lincoln County Hospital,
  9.000% 05/01/07                                                              135           155
TN Metropolitan Government, Nashville & Davidson Counties,
  6.150% 05/15/25                                                            1,000         1,044
TN Shelby County, Health, Education, & Housing Facilities Board, Open Arms
  Development Center:
  Series 1992 A,
  9.750% 08/01/19                                                              440           563
  Series 1992 C,
  9.750% 08/01/19                                                              440           563
                                                                                        --------
                                                                                           9,007
                                                                                        --------

------------------------------------------------------------------------------------------------
OTHER REVENUE - 0.5%
RECREATION
DC District of Columbia, Smithsonian Institute, Series 1997,
  5.000% 02/01/28                                                            1,000           910
                                                                                        --------

------------------------------------------------------------------------------------------------
RESOURCE RECOVERY - 1.2%
DISPOSAL
IL Development Finance Authority, Waste Management, Inc., Series
  1997,
  5.050% 01/01/10                                                              500           437
MA State Industrial Finance Agency, Peabody Monofill Associates,
  Inc., Ogden Hill Project:
  Series 1995,
  9.000% 09/01/05                                                              170           178
  Series 1998 A,
  5.450% 12/01/12                                                            1,250         1,179
MI State Waste Management, United Waste Systems, Inc., Series 1995,
  5.200% 04/01/10                                                              500           442
                                                                                        --------
                                                                                           2,236
                                                                                        --------

------------------------------------------------------------------------------------------------
TAX-BACKED - 32.7%
LOCAL APPROPRIATED - 1.5%
MN Hibbing Economic Development Authority,
  6.400% 02/01/12                                                              335           333
MO St. Louis Industrial Development Authority, St. Louis Convention
  Center, Series 2000,
  (a) 07/15/18                                                                 300           113
TX Houston Independent School Distict, Public Faclities Corp., Series
  1998 A,
  (a) 9/15/13                                                                2,500         1,268
TX Houston, Series 2000,
  6.400% 06/01/27                                                            1,000         1,064
                                                                                        --------
                                                                                           2,778
                                                                                        --------
LOCAL GENERAL OBLIGATIONS - 16.2%
CO El Paso County School District No. 11, Series 1996,
  7.125% 12/01/19                                                            1,870         2,273
CO Highlands Ranch Metropolitan District, Series 1996,
  6.500% 06/15/11                                                            1,375         1,562
IL Chicago:
  Series 1995 A-2,
  6.250% 01/01/14                                                            1,480         1,643
  Series 1999,
  5.500% 01/01/23                                                            1,000         1,013
IL Chicago Board of Education:
  Series 1997 A,
  5.250% 12/01/30                                                            4,000         3,792
  Series 1998 B-1,
  (a) 12/01/21                                                               2,000           599
IL St. Clair County Public Building Commision,
  (a) 12/01/13                                                               2,000         1,008
IL St. Clair County, Series 1999,
  (a) 10/01/16                                                               2,000           839
MI St. Johns Public School, Series 1998,
  5.100% 05/01/25                                                            1,000           957
MN Minneapolis-St. Paul Metropolitan Aiports Commission, Series 1998
  13,
  5.250% 01/01/13                                                            1,000         1,009
NY New York City, Series 1997 A,
  7.000% 08/01/07                                                            2,000         2,237
NY Yonkers, Series 1999 A,
  4.500% 12/01/17                                                            1,000           884
OH Olmsted Falls School District,
  Series 1999:
  5.500% 12/01/00                                                              340           340
  5.500% 12/01/01                                                              360           362
  5.500% 12/01/02                                                              380           382
TX Houston Independent School District, Series 1999 A,
  5.000% 02/15/24                                                            7,000         6,490
TX Hurst Euless Bedford Independent School District, Series 1998,
  4.500% 08/15/25                                                            2,500         2,115
TX La Joya Independent School District, Series 1998,
  5.500% 02/15/12                                                            1,000         1,026
WA King County, Series 1998 B,
  5.000% 01/01/30                                                            1,000           912
                                                                                        --------
                                                                                          29,443
                                                                                        --------
SPECIAL NON-PROPERTY TAX - 3.7%
FL Tampa Sports Authority, Tampa Bay Arena Project, Series 1995,
  5.750% 10/01/25                                                            1,000         1,056
NM Dona Ana County, Series 1998,
  5.500% 06/01/15                                                            1,000         1,039
NY New York City Transitional Finance Authority, Series 1998 C,
  4.750% 05/01/23                                                            2,000         1,780
NY State Local Government Assistance Corp., Series 1993 E,
  5.000% 04/01/21                                                            3,000         2,867
                                                                                        --------
                                                                                           6,742
                                                                                        --------
SPECIAL PROPERTY TAX - 0.4%
CA Contra Costa County Public Financing Authority, Series 1992 A,
  7.100% 08/01/22                                                              365           378
FL Indigo Cummnity Development District, Series 1999 B,
  6.400% 05/01/06                                                              200           200
FL Lexington Oaks Community Development District, Series 1998 B,
  5.500% 05/01/05                                                              140           138
                                                                                        --------
                                                                                             716
                                                                                        --------
STATE APPROPRIATED - 7.4%
IN State Office Building Commission, Women's Prison, Series B,
  6.250% 07/01/16                                                            2,820         3,130
NY New York State Dorm Authority, Consolidation City University,
  Series 1993 A,
  5.750% 07/01/18                                                            5,000         5,220
NY State Dormitory Authority, Mental Health Services:
  Series 1998 C,
  5.000% 02/15/11                                                            1,485         1,471
  Series 1999 C,
  4.750% 08/15/19                                                            1,000           906
NY State Dormitory Authority,
  Series 2000 C,
  5.750% 05/15/17                                                            1,000         1,065
NY State Medical Care Facilities Finance Agency, Mental Health
  Services Facilities Improvement, Series 1991 A,
  7.500% 02/15/21                                                              100           103
NY State Urban Development Corp.,
  5.600% 04/01/15                                                            1,000         1,041
WV State Building Commission,
  Series 1998 A,
  5.375% 07/01/18                                                              500           503
                                                                                        --------
                                                                                          13,439
                                                                                        --------
STATE GENERAL OBLIGATIONS - 3.5%
CA State, Series 1995,
  5.750% 03/01/19                                                               70            72
DC District of Columbia, Series 1999 A,
  5.375% 06/01/18                                                            1,250         1,240
MA State, Series 1998 C,
  5.250% 08/01/17                                                            1,000         1,005
PR Commonwealth of Puerto Rico Aqueduct & Sewer Authority:
  6.250% 07/01/12                                                            1,000         1,137
  6.250% 07/01/13                                                              750           854
TX State, Series 1999 ABC,
  5.500% 08/01/35 (f)                                                        2,000         1,982
                                                                                        --------
                                                                                           6,290
                                                                                        --------

------------------------------------------------------------------------------------------------
TRANSPORTATION - 13.9%
AIR TRANSPORTATION - 1.9%
IL Chicago O'Hare International Airport, United Airlines, Inc.,
  Series 2000 A,
  6.750% 11/01/11                                                              800           814
IN Indianapolis Airport Authority, Federal Express Corp., Series
  1994,
  7.100% 01/15/17                                                            1,000         1,042
NC Charlotte, US Airways, Inc., Series 2000,
  7.750% 02/01/28                                                              500           479
NY Port Authority of New York & New Jersey, JFK International Air
  Terminal, Series 6,
  6.250% 12/01/08                                                            1,000         1,100
                                                                                        --------
                                                                                           3,435
                                                                                        --------
AIRPORT - 4.8% CO Denver City & County Airport:
  Series B,
  7.250% 11/15/23                                                              795           838
  Series 1997 E,
  5.250% 11/15/23                                                            1,000           963
  Series 1998 B,
  5.000% 11/15/25                                                            1,800         1,660
MA State Port Authority:
  Series 1998 D,
  5.000% 07/01/28                                                            3,500         3,200
  Series 1999,
  7.270% 07/01/29 (d)                                                        1,000         1,035
MI Wayne County, Detroit Metropolitan Airport, Series 1998 A,
  5.000% 12/01/22                                                            1,000           913
                                                                                        --------
                                                                                           8,609
                                                                                        --------

TOLL FACILITIES - 5.2%
CA Foothill/Eastern Transportation Corridor Agency, Series 1995 A,
  5.000% 01/01/35                                                            1,000           911
CA San Joaquin Hills Transportation Corridor Agency, Series A,
  (a) 01/15/15                                                               2,000           955
CO State Public Highway Authority, E-470, Series B,
  (a) 09/01/11                                                               2,000         1,150
IL Chicago, Skyway Bridge, Series 1996,
  5.375% 01/01/16                                                            1,750         1,751
MA State Turnpike Authority, Series 1999 A,
  5.000% 01/01/39                                                            3,900         3,524
NH State Turnpike Systems, Series 1991 C, IFRN (variable rate),
  8.968% 11/01/17 (f)                                                        1,000         1,218
                                                                                        --------
                                                                                           9,509
                                                                                        --------
TRANSPORTATION - 2.0%
CA San Mateo County Transportation District, Series 1998 A,
  4.500% 06/01/18                                                            1,000           904
IL Regional Transportation Authority,
  Series C,
  7.750% 06/01/20 (f)                                                        1,000         1,286
NV State Department of Business & Industry, Las Vegas Monorail
  Project, Series 2000:
  7.375% 01/01/40                                                              250           241
  7.380% 01/20/30                                                              250           244
OH Toledo-Lucas County Port Authority, CSX Transportation, Inc.,
  Series 1992,
  6.450% 12/15/21                                                            1,000         1,000
                                                                                        --------
                                                                                           3,675
                                                                                        --------

------------------------------------------------------------------------------------------------
UTILITY - 13.1%
INDEPENDENT POWER PRODUCER - 0.6%
MI Midland County Economic Development Corp., Series 2000,
  6.875% 07/23/09                                                              500           508
NY New York City Industrial Development Agency, Brooklyn Navy Yard
  Partners, Series 1997,
  5.650% 10/01/28                                                              200           179
PR Commonwealth of Puerto Rico Industrial, Educational, Medical &
  Environmental Cogeneration Facilities, AES Project,
  Series 2000,
  6.625% 06/01/26                                                              325           335
                                                                                        --------
                                                                                           1,022
                                                                                        --------
INVESTOR OWNED - 4.8%
IN Petersburg, Indiana Power & Light Co., Series 1993 B,
  5.400% 08/01/17                                                            3,000         3,043
MI State Strategic Fund, Detroit Edison Co.,
  Series 1998 A,
  5.550% 09/01/29                                                            3,000         2,932
MS State Business Finance Corp., Systems Energy Resouces Project,
  Series 1998,
  5.875% 04/01/22                                                            1,000           894
TX Matagorda County Navigation District No. 1, Houston Light & Power
  Co.,
  Series 1997,
  5.125% 11/01/28                                                            2,000         1,856
                                                                                        --------
                                                                                           8,725
                                                                                        --------
JOINT POWER AUTHORITY - 1.9% IN State Municipal Power Agency, Series B,
  6.000% 01/01/12                                                            2,000         2,170
NC State Municipal Power Agency, Catawba Electric No. 1,
  Series 1998  A,
  5.500% 01/01/15                                                              640           659
NE American Public Energy Agency, Public Gas Agency - Western
  Project,
  Series 1999 A,
  5.250% 06/01/11                                                              700           671
                                                                                        --------
                                                                                           3,500
                                                                                        --------
MUNICIPAL ELECTRIC - 1.2%
NC University of North Carolina at Chapel Hill,
  (a) 08/01/14                                                               1,000           487
NE Public Power District, Sereis 1998 A,
  5.250% 01/01/11                                                              500           512
TN Metropolitan Government, Nashville & Davidson Counties, Series
  1996 A,
  (a) 05/15/09                                                               1,825         1,199
                                                                                        --------
                                                                                           2,198
                                                                                        --------
WATER & SEWER - 4.6%
FL Miami-Dade County, Series 1999 A,
  5.000% 10/01/29                                                            2,000         1,853
MA Boston Water & Sewer Commission, Series 1998 D,
  5.000% 11/01/28                                                            3,000         2,744
MA State Water Resources Authority,
  Series 1998 B,
  4.500% 08/01/22                                                              500           430
MS Five Lakes Utility District,
  8.250% 07/15/24                                                              140           123
PA Erie Sewer Authority,
  5.625% 06/01/17                                                            1,500         1,586
WA King County, Series 1999,
  5.250% 01/01/30                                                            1,750         1,667
                                                                                        --------
                                                                                           8,403
                                                                                        --------
TOTAL MUNICIPAL BONDS (cost of $173,723)                                                 177,335
                                                                                        --------

MUNICIPAL PREFERRED SHARES - 0.3%
                                                                            SHARES         VALUE
------------------------------------------------------------------------------------------------
HOUSING - 0.3%
MULTI-FAMILY
Charter Mac Equity Issue Trust,
  7.600% 11/30/50 (d)                                                          500        $  504
                                                                                        --------
TOTAL MUNICIPAL PREFERRED STOCK
  (cost of $500)                                                                             504
                                                                                        --------

OPTIONS - 0.3%
------------------------------------------------------------------------------------------------
March 2001 Treasury Bond Call,
  Strike price 102,
  Expiration 02/17/01                                                       31,000           610
                                                                                        --------
TOTAL OPTIONS (cost of $447)                                                                 610
                                                                                        --------
TOTAL INVESTMENTS (cost of $174,670) (h)                                                 178,449
                                                                                        --------

SHORT-TERM OBLIGATIONS - 0.4%
                                                                               PAR
------------------------------------------------------------------------------------------------
VARIABLE RATE DEMAND NOTES (i)
IA State Finance Authority, Diocese of Sioux City, Series 1999,
  4.200% 03/01/19                                                              400           400
IL Galesburg, Knox College, Series 1999,
  4.200% 07/01/24                                                              100           100
TX Gulf Coast Waste Disposal Authority, Monsanto Co., Series 1996,
  4.250% 07/01/01                                                              100           100
WI State Health & Educational Facilities Authority, Monroe Joint
  Venture, Inc., Series 2000,
  4.250% 01/01/30                                                              200           200
                                                                                        --------
TOTAL SHORT-TERM OBLIGATIONS                                                                 800
                                                                                        --------

OTHER ASSETS & LIABILITIES, NET - 1.2%                                                     2,117
------------------------------------------------------------------------------------------------
NET ASSETS - 100.0%                                                                     $181,366
                                                                                        --------

NOTES TO INVESTMENT PORTFOLIO:
--------------------------------------------------------------------------------
(a) Zero coupon bond.
(b) This issuer is in default of certain debt convenants. Income is not being accrued.
(c) Accrued interest accumulates in the value of the security and is payable at redemption. The value of this security represents fair value as determined under procedures approved by the
    Trustees.
(d) These securities are exempt from registration under Rule 144A of the Securities Act of 1933.
    These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At November 30, 2000, the value of these securities amounted to $3,438 or 1.9% of net assets.
(e) The Trust has been informed that each issuer has placed direct obligations of the U.S.
    Government in an irrevocable trust, solely for the payment of principal and interest.
(f) These securities, or a portion thereof, with a total market value of $1,927, are being used to collateralize the open futures contracts indicated below.
(g) This is a restricted security which was acquired on March 19, 1999 at a cost of $500. This security represents 0.0% of the Trust's net assets as of November 30, 2000
(h) Cost for federal income tax purposes is the same.
(i) Variable rate demand notes are considered short-term obligations. Interest rates change peridocially on specified dates. These securities are payable on demand and are secured by either letters of credit or other credit support agreements from banks. The rates listed are as of November 30, 2000.

Short futures contracts open at November 30, 2000:

                                  PAR VALUE                                   UNREALIZED
                                  COVERED BY            EXPIRATION           DEPRECIATION
         TYPE                     CONTRACTS               MONTH              AT 11/30/00
----------------------------------------------------------------------------------------------
Treasury Bond                      $18,900                March                 $(413)
Municipal Bond                       5,700                March                   (59)
                                                                                 -----
                                                                                 ($472)
                                                                                 -----
                ACRONYM                                               NAME
                -------                                               ----
                  IFRN                                       Inverse Floating Rate Note

-------------------------------------------------------------------------------
STATEMENT OF ASSETS AND LIABILITIES
-------------------------------------------------------------------------------

November 30, 2000
(In thousands except for per share amount)

ASSETS
Investments at value (cost $174,670)                                   $178,449
Short-term obligations                                                      800
                                                                       --------
                                                                        179,249
Cash                                                           $   36
Receivable for:
  Investments sold                                                 25
  Interest                                                      3,138
Other                                                               1     3,200
                                                               ------  --------
  Total assets                                                          182,449
                                                                       --------
LIABILITIES
Payable for:
  Investments purchased                                           111
  Distributions -- common shares                                  587
  Distributions -- preferred shares                                21
  Variation margin on futures                                     186
Accrued:
  Management fee                                                   98
  Bookkeeping fee                                                   4
  Transfer agent fee                                               16
  Deferred Trustees' fees                                           5
Other                                                              55
                                                               ------
  Total liabilities                                                       1,083
                                                                       --------
NET ASSETS                                                             $181,366
                                                                       --------
COMPOSITION OF NET ASSETS
Auction Preferred Shares (2 shares issued
  and outstanding at $25,000 per share)                                  60,000
Capital paid in -- common shares                                        126,931
Underdistributed net investment income                                       41
Accumulated net realized loss                                            (8,913)
Net unrealized appreciation (depreciation) on:
  Investments                                                             3,779
  Open futures contracts                                                   (472)
                                                                       --------
                                                                       $181,366
                                                                       --------

NET ASSETS at value for 11,509 common shares of beneficial
  interest outstanding                                                 $121,366
                                                                       --------

Net asset value per common share                                       $  10.55
                                                                       --------
NET ASSETS at value including undeclared dividends for
  2 preferred shares outstanding                                       $ 60,000
                                                                       --------

-------------------------------------------------------------------------------
STATEMENT OF OPERATIONS
-------------------------------------------------------------------------------
For the Year Ended November 30, 2000
(In thousands)

INVESTMENT INCOME
Interest                                                              $  10,862

EXPENSES
Management fee                                              $  1,156
Transfer agent                                                    43
Bookkeeping fee                                                   48
Trustees' fee                                                     10
Custodian fee                                                      2
Audit fee                                                         25
Legal fee                                                          8
Reports to shareholders                                           20
Preferred shares remarketing commissions                         150
Other                                                             81      1,543
                                                            --------  ---------
Net Investment Income                                                     9,319

NET REALIZED AND UNREALIZED GAIN (LOSS) ON
PORTFOLIO POSITIONS
Net realized loss on:
  Investments                                                 (2,292)
  Closed futures contracts                                    (1,796)
                                                            --------
    Net realized loss                                                    (4,088)
                                                                      ---------

Net change in unrealized appreciation/depreciation
  during the period on:
  Investments                                                  7,862
  Open futures contracts                                        (762)
                                                            --------

    Net Change in Unrealized Appreciation/Depreciation                    7,100
                                                                      ---------
  Net Gain                                                                3,012
                                                                      ---------
Increase in Net Assets from Operations                                $  12,331
                                                                      ---------

-------------------------------------------------------------------------------
STATEMENT OF CHANGES IN NET ASSETS
-------------------------------------------------------------------------------
(In thousands)

                                                                 YEAR ENDED           PERIOD ENDED
                                                                 NOVEMBER 30           NOVEMBER 30
                                                                 -----------          ------------
INCREASE (DECREASE) IN NET ASSETS                                   2000                 1999(a)
--------------------------------------------------------------------------------------------------
OPERATIONS
Net investment income                                             $  9,319              $  6,693
Net realized gain (loss)                                            (4,088)                1,044
Net change in unrealized appreciation/depreciation                   7,100               (13,909)
                                                                  --------              --------
    Net Increase (Decrease) from Operations                         12,331                (6,172)

DISTRIBUTIONS
From net investment income -- common shares                         (6,951)               (6,025)
From net investment income -- preferred shares                      (2,490)                 (570)
                                                                  --------              --------
                                                                     2,890               (12,767)

Fund Share Transactions:
Preferred share offering (net of $190 and $809 commission and
offering costs, respectively)                                         (190)               59,191
                                                                  --------              --------
    Total Increase (Decrease)                                        2,700                46,424

NET ASSETS
Beginning of period                                                178,666               132,242
                                                                  --------              --------
End of period (including undistributed net investment income of
$41 and $98, respectively)                                        $181,366              $178,666
                                                                  --------              --------

NUMBER OF FUND SHARES
Common:
 Outstanding                                                        11,509                11,509
                                                                  --------              --------
Preferred:
 Issued in initial offering                                             --                     2
Outstanding at

 Beginning of period                                                     2                   --
                                                                  --------              --------
 End of period                                                           2                     2
                                                                  --------              --------

(a) The Fund changed its fiscal year end from December 31 to November 30.

-------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS
-------------------------------------------------------------------------------
November 30, 2000


NOTE 1. ACCOUNTING POLICIES
ORGANIZATION
Colonial Investment Grade Municipal Trust (the Trust), is a Massachusetts business trust registered under the Investment Company Act of 1940, as amended, as a diversified, closed-end, management investment company. The Trust's investment objective is to seek as high a level of after-tax total return as is consistent with prudent risk, by pursuing current income exempt from ordinary federal income tax and opportunities for long-term appreciation from a portfolio primarily invested in investment grade municipal bonds. The Trust authorized an unlimited number of common shares.

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies that are consistently followed by the Trust in the preparation of its financial statements.

SECURITY VALUATION AND TRANSACTIONS
Debt securities generally are valued by a pricing service based upon market transactions for normal, institutional-size trading units of similar securities. When management deems it appropriate, an over-the-counter or exchange bid quotation is used.

Futures contracts are valued based on the difference between the last sale price and the opening price of the contract.

Short-term obligations with a maturity of 60 days or less are valued at amortized cost.

Portfolio positions for which market quotations are not readily available are valued at fair value under procedures approved by the Trustees.

Security transactions are accounted for on the date the securities are purchased, sold or mature.

Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.

The Trust may trade securities on other than normal settlement terms. This may increase the risk if the other party to the transaction fails to deliver and causes the Trust to subsequently invest at less advantageous prices.

FEDERAL INCOME TAXES
Consistent with the Trust's policy to qualify as a regulated investment company and to distribute all of its taxable and tax-exempt income, no federal income tax has been accrued.

INTEREST INCOME, DEBT DISCOUNT AND PREMIUM:
Interest income is recorded on the accrual basis. Original issue discount is accreted to interest income over the life of a security with a corresponding increase in the cost basis; market discount is not accreted. Premium is amortized against interest income with a corresponding decrease in the cost basis.

Effective December 1, 2001, the Trust will adopt the provisions of the AICPA Audit and Accounting Guide for Investment Companies and will be required to amortize premium and discount on all debt securities. Upon the effective date, this accounting principle change will not have an impact on total net assets but will result in a reclassification between cost of securities held and net unrealized appreciation/depreciation. The Trust currently has not determined the impact of the adoption of the new accounting policy.

DISTRIBUTIONS TO SHAREHOLDERS
Distributions to common and preferred shareholders are recorded on the exdate.

The amount and character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. Reclassifications are made to the Trust's capital accounts to reflect income and gains available for distribution (or available capital loss carryforwards) under income tax regulations.

Distributions to preferred shareholders are recorded daily and are payable at the end of each dividend period. Each dividend payment period for the Auction Preferred Shares (APS) is generally seven days. The applicable dividend rate for the Auction Preferred Shares on November 30, 2000 was 4.30%. For the year ended November 30, 2000, the Trust paid dividends to Auction Preferred shareholders amounting to $2,489,908 representing an average APS dividend rate for such period of 4.14%.

NOTE 2. FEES AND COMPENSATION PAID TO AFFILIATES
MANAGEMENT FEE
Colonial Management Associates, Inc. (the Advisor) is the investment Advisor of the Trust and furnishes accounting and other services and office facilities for a monthly fee equal to 0.65% annually of the Trust's average weekly net assets.

BOOKKEEPING FEE
The Advisor provides bookkeeping and pricing services for a monthly fee equal to $18,000 annually, plus 0.0233% annually of the Trust's average net assets over $50 million.

OTHER
The Trust pays no compensation to its officers, all of whom are employees of the Advisor.

The Trust's Trustees may participate in a deferred compensation plan which may be terminated at any time. Obligations of the plan will be paid solely out of the Trust's assets.

NOTE 3. PREFERRED SHARE OFFERING
On August 26, 1999, the Trust offered and currently has outstanding 2,400 Auction Preferred Shares. The Auction Preferred Shares are redeemable at the option of the Trust on any dividend payment date at the redemption price of $25,000 per share, plus an amount equal to any dividends accumulated on a daily basis unpaid through the redemption date (whether or not such dividends have been declared). Total proceeds, net of commissions, of $59,250,000, were received upon completion of the offering.

Costs incurred by the Trust in connection with the offering of the Auction Preferred Shares totaling $190,094 and $59,649 for fiscal year 2000 and 1999, respectively, were recorded as a reduction of capital paid in excess of par applicable to common shares.

Under the Investment Company Act of 1940, the Trust is required to maintain asset coverage of at least 200% with respect to the Auction Preferred Shares as of the last business day of each month in which any Auction Preferred Shares are outstanding.

Additionally, the Trust is required to meet more stringent asset coverage requirements under the terms of the Auction Preferred Shares and in accordance with the guidelines prescribed by the rating agencies. Should these requirements not be met, or should dividends accrued on the Auction Preferred Shares not be paid, the Trust may be restricted in its ability to declare dividends to common shareholders or may be required to redeem certain of the Auction Preferred Shares. At November 30, 2000 there were no such restrictions on the Trust.

NOTE 4. PORTFOLIO INFORMATION
INVESTMENT ACTIVITY
During the period ended November 30, 2000, purchases and sales of investments, other than short-term obligations, were $39,602,892 and $44,937,841, respectively.

Unrealized appreciation (depreciation) at November 30, 2000, based on cost of investments for both financial statement and federal income tax purposes was approximately:

    Gross unrealized appreciation                              $8,989,000
    Gross unrealized depreciation                              (5,210,000)
                                                               ----------
        Net unrealized appreciation                            $3,779,000
                                                               ==========

CAPITAL LOSS CARRYFORWARDS
At November 30, 2000, capital loss carryforwards available (to the extent provided in regulations) to offset future realized gains were approximately as follows:

        YEAR OF EXPIRATION            CAPITAL LOSS CARRYFORWARD
        ------------------            -------------------------

               2002                          $  454,000
               2003                           2,611,000
               2004                           1,455,000
               2008                           3,464,000
                                             ----------
                                             $7,984,000
                                             ----------

Expired capital loss carryforwards, if any, are recorded as a reduction of capital paid in.

To the extent loss carryforwards are used to offset any future realized gains, it is unlikely that such gains would be distributed since they may be taxable to shareholders as ordinary income.

OTHER
The Trust had greater than 10% of its net assets at November 30, 2000, invested in New York and Texas.

There are certain risks arising from geographic concentration in any state. Certain revenue or tax related events in a state may impair the ability of certain issuers of municipal securities to pay principal and interest on their obligations.

The Trust may focus its investments in certain industries, subjecting it to greater risk than a fund that is more diversified.

The Trust may invest in municipal and Treasury bond futures contracts and purchase and write options on futures. The Trust may invest in these instruments to hedge against the effects of changes in the value of portfolio securities due to anticipated changes in interest rates and/or market conditions, for duration management, or when the transactions are economically appropriate to the reduction of risk inherent in the management of the Trust and not for trading purposes. The use of futures contracts and options involves certain risks, which include (1) imperfect correlation between the price movement of the instruments and the underlying securities, (2) inability to close out positions due to different trading hours, or the temporary absence of a liquid market, for either the instrument or the underlying securities or (3) an inaccurate prediction by the Advisor of the future direction of interest rates. Any of these risks may involve amounts exceeding the amount recognized in the Trust's Statement of Assets and Liabilities at any given time.

NOTE 5. RESULTS OF ANNUAL MEETING OF SHAREHOLDERS
On May 24, 2000, the Annual Meeting of Shareholders of the Trust was held to elect four Trustees, to be voted by the Common and Preferred shareholders and to elect two Trustees, to be voted solely by Preferred shareholders, and to ratify the selection of PricewaterhouseCoopers LLP as independent accountants for the fiscal year ending November 30, 2000. On March 1, 2000, the record date for the Meeting, the Fund had outstanding 11,509,000 of Common shares and 2,400 of Preferred shares. The votes cast were as follows:

                                                               AUTHORITY
                                            FOR                WITHHELD
                                            ----               ---------
To elect a Board of Trustees:

Tom Bleasdale                            10,452,182             195,394
William E. Mayer                         10,456,447             191,129
James L. Moody                           10,448,582             198,994
John J. Neuhauser                        10,460,556             187,020
Salvatore Macera                                111                   6
Thomas E. Stitzel                               111                   6

To ratify the selection of PricewaterhouseCoopers LLP as independent accountants for the fiscal year ending November 30, 2000;

            FOR                      AGAINST                  ABSTAIN
            ---                      -------                  -------
         10,442,754                  50,126                   154,696

-----------------------------------------------------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
-----------------------------------------------------------------------------------------------------------------------------
Selected per share data, total return, and supplemental data throughout each period are as follows (common shares unless otherwise noted):

                                             YEAR ENDED            PERIOD ENDED
                                             NOVEMBER 30,          NOVEMBER 30(a)               YEAR ENDED DECEMBER 31
                                             ------------   -----------------------     -------------------------------------
                                                 2000          1999          1998          1997          1996          1995
-----------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE,
  BEGINNING OF PERIOD                         $  10.310     $  11.490     $  11.430     $  10.870     $  11.050      $  9.930
                                              ---------     ---------     ---------     ---------     ---------      --------
INCOME FROM INVESTMENT OPERATIONS
Net investment income                             0.809(g)      0.583         0.600         0.620         0.630         0.644
Net realized and unrealized gain (loss)           0.268        (1.119)        0.069         0.575        (0.193)        1.111
Preferred share commission and offering costs    (0.017)       (0.070)          --            --            --            --
                                              ---------     ---------     ---------     ---------     ---------      --------
    Total from Investment Operations              1.060        (0.606)        0.669         1.195         0.437         1.755
                                              ---------     ---------     ---------     ---------     ---------      --------
LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS
From net investment income --
  common shares                                  (0.604)       (0.524)       (0.607)       (0.635)       (0.617)        (0.635)
From net investment income --
  preferred shares                               (0.216)       (0.050)           --            --            --             --
In excess of net investment income                   --            --        (0.002)           --            --             --
                                              ---------     ---------     ---------     ---------     ---------      --------
    Total Distributions Declared
      to Shareholders                            (0.820)       (0.574)       (0.609)       (0.635)       (0.617)        (0.635)
                                              ---------     ---------     ---------     ---------     ---------      --------
NET ASSET VALUE, END OF PERIOD                $  10.550     $  10.310     $  11.490     $  11.430     $  10.870      $  11.050
                                              ---------     ---------     ---------     ---------     ---------      --------
Market price per share                        $   8.920     $   9.062     $  11.187     $  10.560     $  10.130      $   9.880
                                              ---------     ---------     ---------     ---------     ---------      --------
Total return based on market value (b)             5.20%      (14.64%)(e)     11.94%        10.76%         9.06%         13.87%
                                              ---------     ---------     ---------     ---------     ---------      --------
RATIOS TO AVERAGE NET ASSETS
Expenses (c)                                       1.31%(f)      1.03%(d)(f    0.77%         0.83%         0.88%          1.08%
Net investment income
(c)                                                5.80%(f)      5.26%(d)(f    5.24%         5.63%         5.80%          6.08%
Portfolio turnover                                   23%           25%(e)        24%           21%           20%            37%
Net assets at end of
period (000) --
  common shares                               $ 121,366     $ 118,660     $ 132,242     $ 131,503     $ 125,125      $ 127,118

(a) The Fund changed its fiscal year end from December 31 to November 30.
(b) Total return at market value assuming all distributions reinvested and excluding brokerage commissions.
(c) The benefits derived from custody credits and directed brokerage arrangements had no impact.
(d) Annualized.
(e) Not annualized.
(f) Ratios reflect net assets available to common shares only, net investment income ratio also reflects reduction for dividend payments to preferred shareholders.
(g) The per share net investment income amount does not reflect the period's reclassifications of differences between book and t ax basis net investment income.

-------------------------------------------------------------------------------
REPORT OF INDEPENDENT ACCOUNTANTS
-------------------------------------------------------------------------------

TO THE SHAREHOLDERS AND THE TRUSTEES OF COLONIAL INVESTMENT GRADE MUNICIPAL
TRUST

In our opinion, the accompanying statement of assets and liabilities, including the investment portfolio, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Colonial Investment Grade Municipal Trust (the "Trust") at November 30, 2000, the results of its operations, the changes in its net assets and the financial highlights for the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and the financial highlights (hereafter referred to as "financial statements") are the responsibility of the Trust's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of portfolio positions at November 30, 2000 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.




PricewaterhouseCoopers LLP
Boston, Massachusetts
January 11, 2001

-------------------------------------------------------------------------------
DIVIDEND REINVESTMENT PLAN
-------------------------------------------------------------------------------

As a shareholder in the Trust you are eligible to participate in the Dividend Reinvestment Plan.

The Trust generally distributes net investment income and net short-term capital gains monthly and net long-term capital gains annually. Under the Trust's Dividend Reinvestment Plan (the "Plan") all distributions are reinvested automatically in additional shares of the Trust, unless the shareholder elects~to receive cash or the shares are held in broker or nominee name and a reinvestment service is not provided by the broker or nominee. All cash distributions will be mailed by check directly to the record holder by the dividend paying agent.

If the market price of Trust shares on the distribution payment date is equal to or greater than the net asset value, Plan~participants will be issued shares at the higher of net asset value or 95% of the market price. However, if the market price of shares is less than the net asset value, shares will be bought as soon as practicable (but no more than 30 days after the~distribution, except as may be required to comply with federal securities laws) in the open market for the accounts of Plan participants. If, during this purchase period, the market price surpasses the net asset value, the average per share price paid may exceed the net asset value of the shares, resulting in the acquisition of fewer shares than if the distribution had been in newly-issued shares. The aggregate market value of the shares may constitute taxable income to shareholders for federal income tax purposes.

All Plan accounts receive monthly written confirmations of all transactions. Shares purchased under the Plan ordinarily are held in uncertificated form, although each participant has~the right to receive certificates for whole shares owned by the participant. Each shareholder's proxy includes shares purchased pursuant to the Plan. The automatic reinvestment of dis-~tributions does not relieve participants of any income tax payable on the distributions.

There is no charge to Plan participants for reinvesting~distributions. Fees and expenses of the Plan other than brokerage charges are paid by the Trust. Participants bear a pro-rata share of brokerage charges incurred on open market purchases of shares issued under the Plan. A shareholder may elect not to participate or terminate his or her participation in the Plan by written notice to the Plan administrator. Such notice must be received by the Plan administrator before the dividend record date in order to be effective with respect to that dividend. The Plan may be amended or terminated on 30 days' written notice to the Plan participants. Upon withdrawal by any participant or any termination of the Plan, certificates for whole shares will be issued and cash payments will be made for any fractional shares. All correspondence concerning the Plan should be directed to BankBoston, NA, the Trust's dividend disbursing agent and administrator of the Plan, at P.O. Box 1681, Boston, Massachusetts 02105, Attention: Dividend Reinvestment Department.

TRANSFER AGENT

IMPORTANT INFORMATION ABOUT THIS REPORT
The Transfer Agent for Colonial Investment Grade Municipal Trust is:

BankBoston, NA
100 Federal Street
Boston, MA  02110
1-800-730-6001

The Colonial Investment Grade Municipal Trust mails one shareholder report to each shareholder address. If you would like more than one report, please call 1-800-426-3750 and additional reports will be sent to you.

This report has been prepared for shareholders of Colonial Investment Grade Municipal Trust.

TRUSTEES

DOUGLAS A. HACKER
Executive Vice President and Chief Financial Officer of UAL, Inc. (formerly Senior Vice President and Chief Financial Officer of UAL, Inc.)

JANET LANGFORD KELLY
Executive Vice President-Corporate Development, General Counsel, and Secretary, Kellogg Company (formerly Senior Vice President, Secretary and General Counsel, Sara Lee Corporation)

RICHARD W. LOWRY
Private Investor (formerly Chairman and Chief Executive Officer, U.S. Plywood Corporation)

SALVATORE MACERA
Private Investor (formerly Executive Vice President of Itek Corp. and President of Itek Optical & Electronic Industries, Inc.)

WILLIAM E. MAYER
Partner, Park Avenue Equity Partners (formerly Dean, College of Business and Management, University of Maryland; Dean, Simon Graduate School of Business, Universtiy of Rochester; Chairman and Chief Executive Officer, CS First Boston Merchant Bank; and President and Chief Executive Officer, The First Boston Corporation)

CHARLES R. NELSON
Van Voorhis Professor, Department of Economics, University of Washington; consultant on economic and statistical matters

JOHN J. NEUHAUSER
Academic Vice President and Dean of Faculties, Boston College (formerly Dean, Boston College School of Management)

JOSEPH R. PALOMBO
Chief Operations Officer, Mutual Funds, Liberty Financial Companies, Inc.; Executive Vice President and Director of Colonial Management Associates, Inc. and Stein Roe & Farnham Inc.; Executive Vice President and Chief Administrative Officer of Liberty Funds Group LLC (formerly Vice President of Liberty Mutual Funds, Stein Roe Mutual Funds and All-Star Funds, and Chief Operating Officer, Putnam Mutual Funds)

THOMAS C. THEOBALD
Managing Director, William Blair Capital Partners (formerly Chief Executive Officer and Chairman of the Board of Directors, Continental Bank Corporation)

THOMAS E. STITZEL
Business Consultant and Chartered Financial Analyst (formerly Professor of Finance, College of Business, Boise State University)

ANNE-LEE VERVILLE
Consultant (formerly General Manager, Global Education Industry, and President, Applications Solutions Division, IBM Corporation)


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COLONIAL INVESTMENT GRADE MUNICIPAL TRUST           ANNUAL REPORT
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ALL-STAR o COLONIAL o CRABBE HUSON o NEWPORT o STEIN ROW ADVISER

Liberty Funds Distributor, Inc. (C)2001
One Financial Center, Boston, MA 02111-2621, 800-426-3750 www.libertyfunds.com


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